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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 25, 2005

                                  AMICAS, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                      000-25311              59-2248411
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(State or other jurisdiction of         (Commission            (IRS Employer
        incorporation)                 File Number)         Identification No.)
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     20 Guest Street, Suite 200, Boston, MA                     02135
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    (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code: 617-779-7878

                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01.  OTHER EVENTS.

      As previously announced, on January 3, 2005, AMICAS, Inc. (the "Company")
completed the sale of substantially all of the assets and liabilities of its medical division together with certain other assets, liabilities, properties and rights of the Company relating to its anesthesiology business (the "Medical
Division") to Cerner Corporation ("Cerner") and certain of Cerner's wholly-owned subsidiaries (the "Asset Sale"). The Asset Sale was completed in accordance with the terms and conditions of the Asset Purchase Agreement between the Company and
Cerner dated as of November 15, 2004 (the "Purchase Agreement"). As a result of this transaction, the December 31, 2004 consolidated financial statements have been prepared and historical consolidated financial statements have been reclassified to present the results of the Medical Division as discontinued
operations. The following table presents (i) the reclassified statements of operations for the three-month periods ended March 31, June 30 and September 30,
2004 and (ii) the statements of operations for the three-month period and the year ended December 31, 2004.
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                                  AMICAS, INC.

                 UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

                      (in thousands, except per share data)

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
                                                                      THREE MONTHS ENDED                       YEAR ENDED
                                                    -----------------------------------------------------        DEC. 31,
                                                     MARCH 31       JUNE 30       SEPT. 30       DEC. 31          2004
                                                    ---------------------------------------------------------------------
REVENUES

   Maintenance and services                         $  6,578       $  7,310       $  7,501       $  8,321       $ 29,710
   Software licenses and system sales                  2,940          2,738          3,309          3,860         12,847
                                                    --------------------------------------------------------------------
Total revenues                                         9,518         10,048         10,810         12,181         42,557
                                                    --------------------------------------------------------------------

COSTS AND EXPENSES
Cost of revenues:

   Maintenance and services                            1,580          1,532          1,394          1,384          5,890
   Software licenses and system sales, includes
     amortization of software costs of $794,
     $795, $794, $795 and $3,178                       1,443          1,177          1,628          1,906          6,154
    Impairment of capitalized software                                                              3,229          3,229
Selling, general and administrative                    8,203          7,982          8,070          8,739         32,994
Research and development                               2,405          2,248          2,413          2,422          9,488
Depreciation and amortization                            562            515            490            401          1,968
Settlement of earnout                                                                               2,402          2,402
Severance re: executive office relocation                                              440            867          1,307
Impairment charge                                                                                   1,196          1,196
Settlement of litigation                                 325                                          500            825
Restructuring credits                                                                 (155)                         (155)
                                                    --------------------------------------------------------------------
                                                      14,518         13,454         14,280         23,046         65,298
                                                    --------------------------------------------------------------------
OPERATING LOSS                                        (5,000)        (3,406)        (3,470)       (10,865)       (22,741)
Interest income                                           26             27             42             68            163
Interest expense                                        (373)          (351)          (367)          (408)        (1,499)
                                                    --------------------------------------------------------------------
LOSS FROM CONTINUING OPERATIONS,
   BEFORE INCOME TAXES                                (5,347)        (3,730)        (3,795)       (11,205)       (24,077)
Provision for income taxes                                75             75             75          5,275          5,500
                                                    --------------------------------------------------------------------
LOSS FROM CONTINUING OPERATIONS                       (5,422)        (3,805)        (3,870)       (16,480)       (29,577)
Income from discontinued operations                    3,238          3,814          3,499          3,269         13,820
                                                    --------------------------------------------------------------------
NET INCOME (LOSS)                                   $ (2,184)      $      9       $   (371)      $(13,211)      $(15,757)
                                                    ====================================================================

EARNINGS (LOSS) PER SHARE - BASIC

    Continuing operations                           $  (0.13)      $  (0.09)      $  (0.09)      $  (0.38)      $  (0.68)
    Discontinued operations                             0.07           0.09           0.08           0.07           0.32
                                                    --------------------------------------------------------------------
                                                    $  (0.05)      $   0.00       $  (0.01)      $  (0.30)      $  (0.36)
                                                    ====================================================================
EARNINGS (LOSS) PER SHARE - DILUTED

    Continuing operations                           $  (0.13)      $  (0.09)      $  (0.09)      $  (0.38)      $  (0.68)
    Discontinued operations                             0.07           0.09           0.08           0.07           0.32
                                                    --------------------------------------------------------------------
                                                    $  (0.05)      $   0.00       $  (0.01)      $  (0.30)      $  (0.36)
                                                    ====================================================================
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING

    Basic                                             43,371         43,438         43,552         43,887         43,563
    Diluted                                           43,371         43,438         43,552         43,887         43,563
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               AMICAS, INC.

                               By:  /s/ Stephen Hicks
                                    -------------------------
                                    Name: Stephen Hicks
                                    Title: Vice President and General Counsel

Date: February 25, 2005